UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020

MRC Global inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Fulbright Tower, 1301 McKinney Street, Suite 2300

Houston, Texas 77010

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

MRC Global Inc. (the “Company”) filed its Proxy Statement in connection with the Company’s 2020 Annual Meeting of Stockholders (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) on March 25, 2020. As described in the Proxy Statement under the heading “Compensation Discussion and Analysis – 2019 Executive Compensation Program – Annual Incentive Targets”, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company sets a target percentage for annual cash incentive payouts (expressed as a percentage of an executive’s base salary) as a target payout should the executive and the Company meet predefined goals. Also as previously stated in the Proxy Statement under the same heading, the Committee, in its February 2020 meeting, reduced the target percentages for annual cash incentives for Company executives, including (among others) the Company’s President and Chief Executive Officer (“CEO”) and the other named executive officers (“NEOs”) in the Proxy Statement, from their respective 2019 target percentages to lower target percentages for 2020.

In response to slowing demand for the Company’s products and services caused by the COVID-19 pandemic and a dramatic reduction in the price of oil, the Company’s executives, including (among others) the CEO and NEOs, offered to further reduce the annual cash incentive target percentages. The Committee approved these further target percentage reductions for NEOs on May 6, 2020, to be effective retroactively to January 1, 2020. The reductions to these annual cash incentive target percentages are as set forth in the immediately following table:

Annual Cash Incentive Target Percentages

Name & Title	2019 Target	Reduced Target % in February 2020	Further Reduced Target % in May 2020
Andrew R. Lane President & Chief Executive Officer	125%	115%	100%

Kelly Youngblood Executive Vice President & Chief Financial Officer	*	80%	75%

Daniel J. Churay Executive Vice President – Corporate Affairs, Chief Human Resources Officer, General Counsel & Corporate Secretary	75%	65%	60%

Grant Bates Senior Vice President – Strategy, Corporate Development & E-Commerce	70%	65%	60%

*	Mr. Youngblood joined the Company in November 18, 2019, and his participation in the Company’s annual cash incentive plan began in 2020; NEO James Braun resigned effective March 1, 2020.

In addition, as disclosed under the heading “Compensation Discussion and Analysis – Executive Summary” in the Proxy Statement, the Committee, in its February 2020 meeting, provided annual long-term incentive grants to executives that were lower than the grants the Committee awarded executives in 2019. The grants consisted of restricted stock units that vest ratably over three years and performance share units that cliff vest in three years upon achievement of certain performance metrics. These grants were disclosed in the Company’s Current Report on Form 8-K dated February 13, 2020, and each executive’s respective Form 4 reports, as filed in February 2020 with the SEC. For convenience, the grant date fair values of these grants are summarized in the immediately following table:

Grant Date Fair Value of Annual Long-Term Incentive Grants+

+

Name & Title	2019	2020	% Reduction in Annual Grant Date Value
Andrew R. Lane President & Chief Executive Officer	$4,586,783	$3,472,393	24%

Kelly Youngblood Executive Vice President & Chief Financial Officer	*	$962,043	*

Daniel J. Churay Executive Vice President – Corporate Affairs, Chief Human Resources Officer, General Counsel & Corporate Secretary	$821,456	$613,317	25%

Grant Bates** Senior Vice President – Strategy, Corporate Development & E-Commerce	$358,949	$312,669	13%

+	The grant date fair value is calculated pursuant to FASB ASC Topic 718.
*	Mr. Youngblood joined the Company in November 18, 2019, and the award granted to him in 2019 was a sign-on grant (with a grant date fair value of $1,599,170) rather than an annual award.
**	In addition to an annual award, Mr. Bates also received an incentive and retention award in 2020 of restricted stock units that cliff vest on the third anniversary of the date of grant (with a grant date fair value of $109,287).

In addition to the reductions for executives, including (among others) the CEO and NEOs, the Committee determined to recommend to the Board of Directors that grants of restricted stock awards to outside directors as compensation for their service be reduced by 30% for 2020. On May 7, 2020, the Board approved restricted stock award grants to outside directors of the Company for 2020 with a one-time reduction of 30% of the amount usually awarded outside directors under the Company’s Director Compensation Plan.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on Thursday, May 7, 2020 as a virtual, on-line meeting. The results of the matters submitted to a vote of the stockholders at the meeting are set forth in the immediately following table below. Pursuant to Delaware law and the Company’s By-Laws, broker non-votes are not considered votes cast and do not affect the outcome of the votes. In addition, abstentions are also not considered votes cast for any of the matters submitted to a vote of stockholders. Therefore, only votes for and against each matter are included in the percentages below.

Item I. Election of Directors. Stockholders elected each of the persons named below as Directors to hold office until the 2021 annual meeting of stockholders, or until their successors are elected and qualified, or their earlier retirement, removal or death:

	FOR	% FOR	WITHHELD	% WITHHELD	BROKER NON-VOTES
Deborah G. Adams	68,933,983	98.20	1,261,701	1.80	3,546,656

Leonard M. Anthony	67,761,811	96.53	2,433,873	3.47	3,546,656

Rhys J. Best	65,224,985	92.92	4,970,699	7.08	3,546,656

Barbara J. Duganier	69,076,050	98.40	1,119,634	1.60	3,546,656

Andrew R. Lane	68,906,094	98.16	1,289,590	1.84	3,546,656

Dr. Cornelis A. Linse	68,202,472	97.16	1,993,212	2.84	3,546,656

John A. Perkins	67,583,850	96.28	2,611,834	3.72	3,546,656

Robert L. Wood	67,572,831	96.26	2,622,853	3.74	3,546,656

Item II. Advisory Vote to Approve Executive Compensation. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the immediately following table:

Votes Cast For:	67,858,688	96.86%

Votes Cast Against:	2,200,022	3.14%

Abstentions:	136,974

Broker Non-Votes:	3,546,656

Item III. Ratification of the Appointment of Ernst & Young LLP as Independent Auditors. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the year ending December 31, 2020 as set forth in the immediately following table:

Votes Cast For:	72,089,600	97.86%

Votes Cast Against:	1,574,488	2.14%

Abstentions:	78,252

Broker Non-Votes:	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2020

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President – Corporate Affairs, General Counsel, Chief Human Resources Officer and Corporate Secretary

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